CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in Registration Statement No. 333-81839 of German American Bancorp on Form S-8 of our report dated May 25, 2000 incorporated on Form 11-K of the German American Bancorp Employees' Profit Sharing Plan for the year ended December 31, 1999.




                                /s/ Crowe, Chizek and Company LLP
                              --------------------------------------------------
                              Crowe, Chizek and Company LLP


South Bend, Indiana
June 23, 2000